MEDIQ/PRN LIFE SUPPORT SERVICES, INC.
               $190,000,000 11% Senior Subordinated Notes Due 2008


                               MEDIQ INCORPORATED
                     $140,885,000 Representing 140,885 Units
                                  consisting of
                     13% Senior Discount Debentures Due 2009
                                       and
               Warrants to Purchase 91,209 Shares of Common Stock


                          REGISTRATION RIGHTS AGREEMENT


                                                                    May 21, 1998

CREDIT SUISSE FIRST BOSTON CORPORATION
NATIONSBANC MONTGOMERY SECURITIES LLC
BANQUE NATIONALE de PARIS
c/o Credit Suisse First Boston Corporation
   Eleven Madison Avenue
      New York, New York 10010-3629

Dear Sirs:

         MEDIQ/PRN Life Support Services, Inc., a Delaware corporation ("MEDIQ/PRN"), and MEDIQ Incorporated, a Delaware corporation ("Holdings" and together with MEDIQ/PRN, the "Issuers"), propose to issue and sell to Credit Suisse First Boston Corporation, NationsBanc Montgomery Securities LLC and Banque Nationale de Paris (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $190,000,000 aggregate principal amount of MEDIQ/PRN's 11% Senior Subordinated Notes Due 2008 (the "Senior Subordinated Notes") and 140,885 units each consisting of one 13% Senior Discount Debenture Due 2009 with a principal amount at maturity of $1,000 (each a "Debenture" and collectively the "Debentures") and one warrant (a "Warrant") to purchase .6474 shares of common stock, par value $.01 per share, of Holdings (the "Units" and together with the Senior Subordinated Notes, the "Initial Securities"). The Senior Subordinated Notes will be unconditionally guaranteed on a senior subordinated basis by each domestic subsidiary of MEDIQ/PRN (the "Subsidiary Guarantors"). References herein to the Senior Subordinated Notes shall be deemed, to the extent appropriate, to include the guarantees by the Subsidiary Guarantors. Each of the Senior Subordinated Notes and Debentures will be issued pursuant to a separate Indenture, dated as of May 15, 1998 (each, an "Indenture" and collectively, the "Indentures"), among, in the case of the Indenture governing the Senior Subordinated Notes, MEDIQ/PRN, the Subsidiary Guarantors and United States Trust Company of New York, as trustee (the"Trustee"), and, in the case of the Indenture governing the Debentures, Holdings and the Trustee. As an inducement to the Initial Purchasers, the Issuers agree with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively, the "Holders"), as follows:

         1. Registered Exchange Offer. The Issuers shall, at their cost, prepare and, not later than 45 days after (or if the 45th day is not a business day, the first business day thereafter) the date of original issue of the Initial Securities (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement or statements (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (each a "Registered Exchange Offer" and collectively, the "Registered Exchange Offers") to the Holders of each of the Transfer Restricted Securities (as defined in Section 6 below) who are not prohibited by any law or policy of the Commission from participating in such a Registered Exchange Offer, to issue and deliver to such Holders, in exchange for their respective Initial Securities, a like aggregate principal amount (or principal amount at maturity, as the case may be) of debt securities (collectively the "Exchange Securities") of the applicable Issuer issued under the relevant Indenture and identical in all material respects to the Senior Subordinated Notes or the Debentures (except for the transfer restrictions relating to such Initial Securities), as the case may be, that would be registered under the Securities Act. The Issuers shall use their best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 150 days (or if the 150th day is not a business day, the first business day thereafter) after the Issue Date of the Initial Securities and shall keep such Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offers is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

         If the Issuers effect the Registered Exchange Offers, the Issuers will be entitled to close such Registered Exchange Offers 30 days after the commencement thereof provided that the applicable Issuer has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the relevant Registered Exchange Offer.

         Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offers, it being the objective of such Registered Exchange Offers to enable each Holder of the Initial Securities electing to exchange such Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Issuers within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offers) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

         The Issuers acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to a Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

         The Issuers shall use their best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements

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

in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days after the expiration date of the Registered Exchange Offer and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Issuers shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offers.

         If, upon consummation of the Registered Exchange Offers, any Initial Purchaser holds Senior Subordinated Notes or Debentures acquired by it as part of its initial distribution, the applicable Issuer, simultaneously with the delivery of the Exchange Securities pursuant to the relevant Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (each, a "Private Exchange" and, collectively, the "Private Exchanges") for the respective Initial Securities held by such Initial Purchaser, a like principal amount (or principal amount at maturity) of debt securities of the applicable Issuer issued under the relevant Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States) to the Senior Subordinated Notes or the Debentures, as the case may be (collectively, the "Private Exchange Securities"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".

         In connection with each Registered Exchange Offer, the applicable Issuer shall:

                  (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                  (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

                  (d) permit Holders to withdraw tendered Initial Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                  (e) otherwise comply in all material respects with all applicable laws.

         As soon as practicable after the close of a Registered Exchange Offer or Private Exchange, as the case may be, the applicable Issuer shall:

                  (x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer or the Private Exchange, as the case may be;

                  (y) deliver to the Trustee for cancelation all the Initial Securities so accepted for exchange; and

                  (z) cause the Trustee to authenticate and deliver promptly to each Holder that validly tendered Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount, or, in the case of the Debentures (or the relevant Exchange Securities or Private Exchange Securities), principal amount at maturity, to the Initial Securities of such Holder so accepted for exchange.

         Each Indenture will provide that the Exchange Securities subject to such Indenture will not be subject to the transfer restrictions set forth in such Indenture and that all the Securities subject to such Indenture will vote and consent together on all matters as one class and that none of the Securities subject to such Indenture will have the right to vote or consent as a class separate from one another on any matter.

         Interest on each Exchange Security and Private Exchange Security issued pursuant to a Registered Exchange Offer or Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Security surrendered in exchange therefor or, if no interest has been paid on such Initial Security, from the date of original issue of such Initial Security.

         Each Holder participating in a Registered Exchange Offer shall be required to represent to the applicable Issuer that at the time of the consummation of such Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Initial Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of such Issuer or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

         Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, an Issuer is not permitted to effect the Registered Exchange Offer with respect to the Initial Securities issued by such Issuer, as contemplated by Section 1 hereof,
(ii) the Registered Exchange Offer to be effected by an Issuer is not consummated within 180 days of the Issue Date, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in a Registered Exchange Offer and held by it following consummation of the Registered Exchange

Offers or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the relevant Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in a Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the relevant Issuer shall take the following actions:

                  (a) The relevant Issuer shall, at its cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The relevant Issuer shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until the expiration of the holding period with respect to the Securities set forth in clause (k) of Rule 144 promulgated under the Securities Act (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). The relevant Issuer shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the relevant Issuer shall cause the Shelf Registration


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

         Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                  (a) The applicable Issuer or Issuers shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Issuers shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to such Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange

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

         Securities received by such broker-dealer in such Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

                  (b) The Issuers shall advise (and confirm such advice in writing if requested by the recipient of the advice) the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Issuers have received prior written notice that it will be a Participating Broker-Dealer in a Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when the Registration Statement or any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the Issuers or their legal
                  counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  Issuers to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material

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

                  fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Issuers shall use their best efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Registration Statement.

                  (d) The Issuers shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Issuers shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

                  (f) The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto included in the Shelf Registration Statement by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (g) The Issuers shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offers, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the

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

         use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offers in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                  (h) Prior to any public offering of the Securities pursuant to any Registration Statement the Issuers shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Issuers shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general service of process or to taxation in any jurisdiction where they are not then so subject.

                  (i) The Issuers shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Issuers are required to maintain an effective Registration Statement, the Issuers shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Issuers notify the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through

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

         (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this
         Section 3(j).

                  (k) Not later than the effective date of the applicable Registration Statement, the Issuers will provide CUSIP numbers for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable Trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Issuers will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offers or the Shelf Registration and will make generally available to their respective securityholders (or otherwise provide in accordance with Section 11(a) of the Securities Act) earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers' first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (m) The Issuers shall cause the Indentures to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under either of the Indentures, the Issuers shall appoint a new trustee thereunder pursuant to the applicable provisions of such Indenture.

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

                  (n) Each Holder of Securities to be sold pursuant to the Shelf Registration Statement shall furnish to the Issuers such information regarding the Holder and the distribution of the Securities as the Issuers may from time to time reasonably require for inclusion in the Shelf Registration Statement (and shall promptly correct any information previously furnished if the inclusion of such information in such Shelf Registration Statement would be materially misleading), and the Issuers may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (o) The Issuers shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

                  (p) In the case of any Shelf Registration, the Issuers shall
         (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuers and (ii) cause the Issuers' officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in
         Section 4 hereof; and provided, further, that as to any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery, such information shall be kept confidential by the Holders or by any such underwriter, attorney, accountant or other agent.

                  (q) In the case of any Shelf Registration, the Issuers, if requested by any Holder of Securities covered thereby, shall cause (i) their counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include such matters as are customarily included in opinions requested in underwritten offerings of such type); (ii) their officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and
         (iii) their independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the Issuers shall cause (i) their counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Section 6(d) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) their independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Sections 6(a) and (b) of the Purchase Agreement, with appropriate date changes.

                  (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuers shall mark, or cause to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                  (t) The Issuers shall use their best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount (or principal amount at maturity) of Securities covered by such Registration Statement, or by the managing underwriters, if any.

                  (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the ARules@) of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall use their best efforts to assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (v) The Issuers shall use their best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

         4. Registration Expenses. The Issuers shall bear all fees and expenses incurred in connection with the performance of their obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of

Cravath, Swaine & Moore, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offers), whether or not a Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear, or reimburse the Holders of the Securities covered thereby for, the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount (or principal amount at maturity) of the Securities covered thereby to act as counsel for the Holders of the Securities in connection therewith.

         5. Indemnification. (a) The Issuers jointly and severally agree to indemnify and hold harmless (i) each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Issuers shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuers by or on behalf of such Holder specifically for inclusion therein;
(ii) the Issuers shall not be liable to any Indemnified Party pursuant to this section with respect to the Registration Statement or prospectus to the extent that any such loss, claim, damage or liability of such Indemnified Party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Registration Statement or prospectus, which untrue statement or omission was corrected in an amended or supplemented Registration Statement or prospectus if the Company had previously furnished copies thereof to such Indemnified Party and delivery of a prospectus was required by the Securities Act and if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of the sale to such person, a copy of the amended or supplemented Registration Statement or prospectus; and (iii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Issuers had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Issuers may otherwise have to such Indemnified Party. The Issuers shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

         (b) Each Holder of the Securities covered by a Registration Statement, severally and not jointly, will indemnify and hold harmless (i) the Issuers and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act, (ii) each of their respective directors,
(iii) each of their respective officers who signs such Registration Statement and (iv) each other person, if any who controls an Issuer within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each such Holder from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Issuers or any such persons may become subject under the

Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuers by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuers for any legal or other expenses reasonably incurred by the Issuers or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Issuers or any of their controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party (i) will not be relieved from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the relevant Securities, pursuant to the relevant Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuers.

         (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

         6. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to Initial Securities (and Private Exchange Securities) issued by an Issuer shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

                  (i) If by July 13,1998, neither the Exchange Offer Registration Statement nor a Shelf Registration Statement relating to such Initial Securities has been filed with the Commission;

                  (ii) If by November 25,1998, neither the Registered Exchange Offer relating to such Initial Securities is consummated nor, if required in lieu thereof, a Shelf Registration Statement relating to such Initial Securities is declared effective by the Commission; or

                  (iii) If, after November 25, 1998, and after either the Exchange Offer Registration Statement or the Shelf Registration Statement relating to such Initial Securities is declared effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Additional Interest shall accrue on Initial Securities over and above the interest set forth in the title of such Initial Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum.

         (b) A Registration Default referred to in Section 6(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuers where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Issuers that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the relevant Issuer is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day following such 30 day period until such Registration Default is cured.

         (c) Any amounts of Additional Interest due pursuant to clause (a)(i),
(a)(ii) or (a)(iii) of Section 6 above will be payable in cash, (A) in the case of the Senior Subordinated Notes and any Private Exchange Securities exchanged therefor, on each scheduled interest payment date, commencing with the first scheduled interest payment date following the applicable Registration Default, and (B) in the case of the Debentures and any Private Exchange Securities exchanged therefor, on each Semi-Annual Accrual Date (as defined in the applicable Indenture) or scheduled interest payment date, as the case may be, commencing with the first Semi-Annual Accrual Date following the applicable Registration Default. The amount of Additional Interest will be determined by multiplying the Additional Interest Rate by, (A) in the case of the Senior

Subordinated Notes and any Private Exchange Securities exchanged therefor, the principal amount of such Securities, in each case, multiplied by a fraction (the"Additional Interest Fraction"), the numerator of which is the number of days the Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360 and (B) in the case of the Debentures and any Private Exchange Securities exchanged therefor, the Accreted Value of such Securities on the date of payment of such Additional Interest, in each case, multiplied by the Additional Interest Fraction.

         (d) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in a Registered Exchange Offer, (ii) following the exchange by a broker-dealer in a Registered Exchange Offer of such Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         7. Rules 144 and 144A. The Issuers shall use their best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers are not required to file such reports, they will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Issuers covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted

Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Issuers will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Issuers by the Initial Purchasers upon request. Upon the request of any Holder of Transfer Restricted Securities, the Issuers shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuers to register any of its securities pursuant to the Exchange Act.

         8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount (or principal amount at maturity) of such Transfer Restricted Securities to be included in such offering.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.  Miscellaneous.

         (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Issuers and the written consent of the Holders of a majority in principal amount (or principal amount at maturity) of the Securities affected by such amendment, modification, supplement, waiver or consents (taken as a class).

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current address given by such Holder to the Issuers.

                  (2) if to the Initial Purchasers:

                      Credit Suisse First Boston Corporation
                      Eleven Madison Avenue
                      New York, NY 10010-3629
                      Telephone: (212) 325-2107
                      Telecopy:  (212) 325-8029
                      Attention: Transactions Advisory Group

         with a copy to:

                      Cravath, Swaine & Moore
                      Worldwide Plaza
                      825 Eighth Avenue
                      New York, NY 10019
                      Telephone: (212) 474-1000
                      Telecopy:  (212) 474-3700
                      Attention: Stephen L. Burns, Esq.

                  (3) if to the Issuers or any Subsidiary Guarantor:

                      MEDIQ Incorporated
                      MEDIQ/PRN Life Support Services, Inc.
                      One Mediq Plaza
                      Pennsauken, NJ  08110
                      Telephone: (609) 662-3200
                      Telecopy:  (609) 661-0958
                      Attention: Alan S. Einhorn, Esq.

         with copies to:

                      Dechert Price & Rhoads
                      30 Rockefeller Plaza
                      New York, New York 10112
                      Telephone: (212) 698-3531
                      Telecopy:  (212) 698-3599
                      Attention: Bruce B. Wood, Esq.

                      Drinker Biddle & Reath
                      1345 Chestnut Street
                      Philadelphia, PA 19107
                      Telephone: (215) 988-2548
                      Telecopy:  (215) 988-2757
                      Attention: F. Douglas Raymond, III, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (c) No Inconsistent Agreements. The Issuers have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (d) Successors and Assigns. This Agreement shall be binding upon the Issuers and their successors and assigns.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Securities Held by the Issuers. Whenever the consent or approval of Holders of a specified percentage of principal amount (or principal amount at maturity) of Securities is required hereunder, Securities held by the Issuers or their affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuers a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Issuers in accordance with its terms.

                                     Very truly yours,

                                     MEDIQ/PRN LIFE SUPPORT SERVICES INC.,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     MEDIQ INCORPORATED,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                     MEDIQ INVESTMENT SERVICES, INC.,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                     MEDIQ MOBILE X-RAY SERVICES, INC.,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     VALUE-MED PRODUCTS, INC.,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                     MEDIQ MANAGEMENT SERVICES, INC.,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     MEDIQ DIAGNOSTIC CENTERS, INC.,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     MEDIQ DIAGNOSTIC CENTERS-I, INC.,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     MDTC HADDON, INC.,

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                     MEDIQ IMAGING SERVICES, INC.,

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                     AMERICAN CARDIOVASCULAR IMAGING LABS, INC.,

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

       The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

                                     CREDIT SUISSE FIRST BOSTON CORPORATION
                                     NATIONSBANC MONTGOMERY SECURITIES LLC
                                     BANQUE NATIONALE de PARIS


                                     By: CREDIT SUISSE FIRST BOSTON CORPORATION
                                         --------------------------------------

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                         ANNEX A

       Each broker-dealer that receives Exchange Securities for its own account pursuant to an Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date (as defined herein), they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

       Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

       Each broker-dealer that receives Exchange Securities for its own account pursuant to an Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______, 199_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.1

       The Issuers will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to an Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to an Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


---------------
1 In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

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


       For a period of 180 days after the Expiration Date the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Exchange Offers (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.




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


                                                                         ANNEX D

       CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                           -----------------------------------
                  Address:
                           -----------------------------------

                           -----------------------------------




If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


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